WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (Percentages shown based on Fund net assets)	August 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 112.2%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	102,667,500	$120,939,854	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	6,736,350	8,295,248
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	16,798,300	22,795,956
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	26,486,287	34,453,576
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	104,947,720	148,712,912	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	12,570,400	19,129,463	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	13,845,877	21,323,275	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	29,939,760	37,354,243
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	55,141,394	77,665,006	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	12,691,690	16,041,453	(b)(c)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	67,223,520	68,026,093
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	93,843,960	95,413,408	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	82,703,600	84,911,135	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	42,374,880	43,966,172	(c)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	73,285,940	76,991,449
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	18,313,590	19,649,008
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	92,871,009	103,443,925	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	7,252,140	7,926,366
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/31	4,174,880	4,666,758

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $917,175,788)				1,011,705,300

CORPORATE BONDS & NOTES - 9.9%
COMMUNICATION SERVICES - 0.0%††
Media - 0.0%††
Comcast Corp., Senior Notes	3.100%	4/1/25	30,000	32,272

Wireless Telecommunication Services - 0.0%††
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	100,000	110,824

TOTAL COMMUNICATION SERVICES				143,096

ENERGY - 5.1%
Energy Equipment & Services - 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	31,000	34,153

Oil, Gas & Consumable Fuels - 5.1%
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	1,007,511
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	2,674,329
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	110,000	118,061
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	580,000	655,672
Chevron USA Inc., Senior Notes	3.900%	11/15/24	500,000	548,159
Chevron USA Inc., Senior Notes	4.950%	8/15/47	3,210,000	4,417,689

See Notes to Consolidated Schedule of Investments

Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report	1

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	August 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	$2,537,550
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	2,880,000	3,119,242
EOG Resources Inc., Senior Notes	4.375%	4/15/30	70,000	82,771
EOG Resources Inc., Senior Notes	4.950%	4/15/50	250,000	337,080
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	6,590,000	8,265,888
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	731,561
Gazprom PJSC Via Gaz Capital SA, Senior Notes	5.150%	2/11/26	3,720,000	4,188,344	(d)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	4,422,140	(d)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	20,000	20,675	(d)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	368,363
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	3,211,847
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	3,690,000	4,242,430
Range Resources Corp., Senior Notes	5.000%	3/15/23	673,000	691,548
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	3,143,891
YPF SA, Senior Notes	8.500%	7/28/25	1,700,000	1,462,000	(e)

Total Oil, Gas & Consumable Fuels				46,246,751

TOTAL ENERGY				46,280,904

FINANCIALS - 1.0%
Banks - 0.8%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,029,000	1,110,325
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	4,480,000	6,251,065	(f)

Total Banks				7,361,390

Diversified Financial Services - 0.2%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	3.910%	12/21/65	2,084,000	1,763,585	(d)(f)

Insurance - 0.0%††
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/22	48,493	68,526	(d)(g)

TOTAL FINANCIALS				9,193,501

HEALTH CARE - 0.9%
Pharmaceuticals - 0.9%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	2,870,000	3,096,012	(d)

See Notes to Consolidated Schedule of Investments

2	Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	August 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - (continued)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,970,000	$2,121,099	(d)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	2,620,000	2,790,300	(d)

TOTAL HEALTH CARE				8,007,411

INDUSTRIALS - 0.6%
Aerospace & Defense - 0.5%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	30,000	37,382
General Dynamics Corp., Senior Notes	4.250%	4/1/50	3,470,000	4,506,299

Total Aerospace & Defense				4,543,681

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	3.450%	5/1/27	100,000	110,379
General Electric Co., Senior Notes	3.625%	5/1/30	210,000	236,310

Total Industrial Conglomerates				346,689

TOTAL INDUSTRIALS				4,890,370

INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Broadcom Inc., Senior Notes	4.700%	4/15/25	400,000	447,683

MATERIALS - 2.2%
Metals & Mining - 2.2%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	570,000	620,587	(d)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000	1,822,016	(d)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	1,110,000	1,081,090	(d)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	330,000	436,271
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,170,000	1,645,599
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	1,620,000	2,236,515
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	2,330,000	3,036,002	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	750,000	806,789	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000	553,431	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000	1,801,406	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,440,000	4,425,440
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000	1,524,341

TOTAL MATERIALS				19,989,487

TOTAL CORPORATE BONDS & NOTES (Cost - $78,677,616)				88,952,452

COLLATERALIZED MORTGAGE OBLIGATIONS(h) -7.3%
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	0.307%	9/29/36	13,804,114	13,427,807	(d)(f)

See Notes to Consolidated Schedule of Investments

Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report	3

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	August 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
Banc of America Funding Trust, 2015-R2 5A2	0.317%	9/29/36	8,696,296	$7,604,028	(d)(f)
BDS, 2021-FL8 A (1 mo. USD LIBOR + 0.920%)	1.016%	1/18/36	1,020,000	1,022,346	(d)(f)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	2.346%	7/15/35	4,220,000	4,213,707	(d)(f)
BXMT Ltd., 2020-FL2 A (30 Day Average SOFR + 1.014%)	1.064%	2/15/38	1,310,000	1,309,903	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA4 M2 (1 mo. USD LIBOR + 3.750%)	3.834%	8/25/50	686,370	693,815	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	3,690,000	3,754,069	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M2	4.000%	8/25/56	5,170,000	5,359,002	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	3.534%	10/25/29	2,660,000	2,752,982	(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	4.234%	2/25/30	2,950,000	3,064,249	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	2.184%	10/25/39	1,022,623	1,027,635	(d)(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	2.846%	5/15/38	1,760,000	1,763,854	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	6.261%	2/12/49	117,409	133,645	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.716%	2/15/51	38,268	35,311	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN FFL (1 mo. USD LIBOR + 2.500%)	2.596%	1/16/37	54,155	54,055	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.096%	1/16/37	3,957,600	3,862,005	(d)(f)

See Notes to Consolidated Schedule of Investments

4	Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	August 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(h) - (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	4,570,000		$4,502,410	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN XHFL, IO	0.600%	1/16/37	11,560,000		33,496	(d)(f)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	7.066%	9/25/36	2,630,774		803,730	(f)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.660%	6/25/37	79,027		58,713	(f)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	2,530,000		2,642,430	(d)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%, 3.511% floor)	3.511%	4/18/24	5,700,000		5,646,329	(d)(f)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.098%	2/25/46	1,319,528		1,270,896	(f)
Wells Fargo Commercial Mortgage Trust, 2021-C59 XA, IO	1.687%	4/15/54	3,988,913		462,023	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $58,382,861)					65,498,440

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 5.7%
Brazil - 2.1%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	29,877,185	BRL	6,402,839
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	52,511,417	BRL	12,122,973

Total Brazil					18,525,812

Canada - 0.7%
Canadian Government Real Return Bond	1.500%	12/1/44	3,632,845	CAD	3,777,738
Canadian Government Real Return Bond	0.500%	12/1/50	3,144,233	CAD	2,756,129

Total Canada					6,533,867

Mexico - 1.3%
Mexican Udibonos	2.000%	6/9/22	241,529,225	MXN	12,054,376

Russia - 0.8%
Russian Federal Inflation Linked Bond - OFZ	2.500%	2/2/28	538,522,382	RUB	7,210,080

Uruguay - 0.8%
Uruguay Government International Bond	4.250%	4/5/27	266,691,801	UYU	7,154,473

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $59,220,682)					51,478,608

See Notes to Consolidated Schedule of Investments

Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report	5

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	August 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 5.3%
Argentina - 0.0%††
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	26,750,000	ARS	$93,763

Brazil - 0.2%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	4,090,000	BRL	804,652
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,446,000	BRL	473,308

Total Brazil					1,277,960

Chile - 0.7%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	4,785,000,000	CLP	6,148,782

Indonesia - 1.6%
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	400,000		448,602	(d)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	1,790,000		1,975,874
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	430,000		543,043	(d)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	880,000		1,072,728	(d)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	2,010,000		2,338,688
Indonesia Treasury Bond	7.000%	5/15/27	100,812,000,000	IDR	7,628,494

Total Indonesia					14,007,429

Mexico - 2.0%
Mexican Bonos, Bonds	8.000%	11/7/47	51,280,000	MXN	2,663,244
Mexican Bonos, Senior Notes	7.750%	11/13/42	217,320,000	MXN	11,040,204
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	3,720,000		4,263,176

Total Mexico					17,966,624

Nigeria - 0.0%††
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		296,547	(d)

Russia - 0.5%
Russian Federal Bond - OFZ	7.050%	1/19/28	335,648,000	RUB	4,657,949

United Arab Emirates - 0.3%
Abu Dhabi Government International Bond, Senior Notes	3.875%	4/16/50	2,550,000		2,986,285	(d)

TOTAL SOVEREIGN BONDS (Cost - $50,241,576)					47,435,339

See Notes to Consolidated Schedule of Investments

6	Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	August 31, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 0.8%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.800%)	0.884%	9/25/46	34,161	$33,602	(f)
BRSP Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.150%)	1.237%	8/19/38	2,000,000	2,004,757	(d)(f)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.020%)	1.107%	7/15/39	2,610,000	2,617,337	(d)(f)
Origen Manufactured Housing Contract Trust, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	1.296%	10/15/37	3,079,187	3,086,070	(d)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $7,468,006)				7,741,766

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,171,166,529)				1,272,811,905

			SHARES
SHORT-TERM INVESTMENTS - 2.4%
Dreyfus Government Cash Management, Institutional Shares (Cost - $21,556,114)	0.030%		21,556,114	21,556,114

TOTAL INVESTMENTS - 143.6% (Cost - $1,192,722,643)				1,294,368,019
Liabilities in Excess of Other Assets - (43.6)%				(393,062,070)

TOTAL NET ASSETS - 100.0%				$901,305,949

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

See Notes to Consolidated Schedule of Investments

Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report	7

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2021

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLP	— Chilean Peso
CMT	— Constant Maturity Treasury
GTD	— Guaranteed
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
PJSC	— Private Joint Stock Company
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

At August 31, 2021, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Credit Suisse	2.600%	4/8/2019	TBD***	$20,137,500	U.S. Treasury Inflation Protected Securities	$24,241,536
Morgan Stanley & Co. Inc.	0.110%	6/11/2021	9/10/2021	379,062,500	U.S. Treasury Inflation Protected Securities	391,719,003

				$399,200,000		$415,960,539

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of August 31, 2021.

At August 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	838	12/23	$207,348,072	$207,478,325	$130,253

See Notes to Consolidated Schedule of Investments

8	Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2021

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
Brent Crude	307	12/21	$18,774,426	$21,797,000	$3,022,574
Copper	356	12/21	38,880,028	38,937,500	57,472
Euro	60	9/21	9,167,888	8,861,625	(306,263)
Gold 100 Ounce	187	12/21	33,924,138	33,998,470	74,332
Mexican Peso	257	9/21	6,462,995	6,389,020	(73,975)
U.S. Treasury 5-Year Notes	124	12/21	15,321,523	15,341,125	19,602
U.S. Treasury 10-Year Notes	2,732	12/21	364,799,889	364,593,951	(205,938)
WTI Crude	198	2/22	13,232,915	13,307,580	74,665

					2,792,722

Contracts to Sell:
British Pound	67	9/21	5,911,745	5,761,162	150,583
U.S. Treasury Long-Term Bonds	885	12/21	143,892,011	144,227,344	(335,333)
U.S. Treasury Ultra Long- Term Bonds	402	12/21	78,891,805	79,307,063	(415,258)
WTI Crude	178	10/21	12,263,755	12,193,000	70,755

					(529,253)

Net unrealized appreciation on open futures contracts					$2,263,469

At August 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	642,419,942	USD	8,492,900	Citibank N.A.	10/18/21	$264,630
MYR	41,682,245	USD	9,971,829	Goldman Sachs Group Inc.	10/18/21	33,395
USD	1,351,538	EUR	1,137,846	BNP Paribas SA	10/19/21	6,720
USD	4,422,969	MXN	89,750,000	Citibank N.A.	10/19/21	(15,814)
GBP	4,241,448	USD	5,871,009	Goldman Sachs Group Inc.	10/19/21	(39,014)
USD	6,322,550	CAD	7,848,383	Goldman Sachs Group Inc.	10/19/21	102,297
USD	8,272,094	CLP	6,204,483,648	Goldman Sachs Group Inc.	10/19/21	269,887
IDR	52,969,535,174	USD	3,589,208	JPMorgan Chase & Co.	10/19/21	109,278
JPY	897,550,000	USD	8,178,080	JPMorgan Chase & Co.	10/19/21	(16,299)
USD	522,365	AUD	696,486	JPMorgan Chase & Co.	10/19/21	12,710
BRL	50,380,931	USD	9,583,566	Morgan Stanley & Co. Inc.	10/19/21	91,510
COP	54,160,819,992	USD	14,088,971	Morgan Stanley & Co. Inc.	10/19/21	243,502
RUB	2,715,784,058	USD	35,778,724	Morgan Stanley & Co. Inc.	10/19/21	990,699

See Notes to Consolidated Schedule of Investments

Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report	9

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,448,034	EUR	3,740,000	Morgan Stanley & Co. Inc.	10/19/21	$27,735
USD	20,083,848	MXN	405,864,444	Morgan Stanley & Co. Inc.	10/19/21	10,934

Total						$2,092,170

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
RUB	— Russian Ruble
USD	— United States Dollar

At August 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	$56,220,000	3/22/23	2.570%*	CPURNSA*	—	$1,602,285
	14,120,000	4/7/25	0.802%*	CPURNSA*	$91,118	1,460,074
	56,220,000	3/22/26	CPURNSA*	2.504%*	—	(1,840,070)

Total	$126,560,000				$91,118	$1,222,289

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.HY.36 Index	$62,500,000	6/20/26	5.000% quarterly	$6,131,375	$4,864,771	$1,266,604
Markit CDX.NA.IG.36 Index	161,024,000	6/20/26	1.000% quarterly	4,083,247	3,263,885	819,362

Total	$223,524,000			$10,214,622	$8,128,656	$2,085,966

See Notes to Consolidated Schedule of Investments

10	Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	August 31, 2021

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	— U.S. CPI Urban Consumers NSA Index

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments

Western Asset Inflation-Linked Opportunities & Income Fund 2021 Quarterly Report	11

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the

12

Notes to Consolidated Schedule of Investments (unaudited) (continued)

manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

13

Notes to Consolidated Schedule of Investments (unaudited) (continued)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$1,011,705,300	—	$1,011,705,300
Corporate Bonds & Notes	—	88,952,452	—	88,952,452
Collateralized Mortgage Obligations	—	65,498,440	—	65,498,440
Non-U.S. Treasury Inflation Protected Securities	—	51,478,608	—	51,478,608
Sovereign Bonds	—	47,435,339	—	47,435,339
Asset-Backed Securities	—	7,741,766	—	7,741,766

Total Long-Term Investments	—	1,272,811,905	—	1,272,811,905

Short-Term Investments†	$21,556,114	—	—	21,556,114

Total Investments	$21,556,114	$1,272,811,905	—	$1,294,368,019

14

Notes to Consolidated Schedule of Investments (unaudited) (continued)

ASSETS (cont’d)
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$3,600,236	—	—	$3,600,236
Forward Foreign Currency Contracts††	—	$2,163,297	—	2,163,297
Centrally Cleared Interest Rate Swaps††	—	3,062,359	—	3,062,359
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection††	—	2,085,966	—	2,085,966

Total Other Financial Instruments	$3,600,236	$7,311,622	—	$10,911,858

Total	$25,156,350	$1,280,123,527	—	$1,305,279,877

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$1,336,767	—	—	$1,336,767
Forward Foreign Currency Contracts††	—	$71,127	—	71,127
Centrally Cleared Interest Rate Swaps††	—	1,840,070	—	1,840,070

Total	$1,336,767	$1,911,197	—	$3,247,964

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

15